UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2019

HELIX TCS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55722	81-4046024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

10200 E. Girard Avenue, Suite B420 Denver, CO 80231
(Address of principal executive offices)

Registrant’s telephone number, including area code (720) 328-5372

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HLIX	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 15, 2019, Helix TCS, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an investor (the “Purchaser”) in connection with the issuance of a 10% fixed convertible promissory note (the “Convertible Note”) and a common stock purchase warrant (the “Warrant”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) thereunder.

The Convertible Note has a principal amount of $400,000, with an original issue discount of $20,000, bears a fixed ten percent (10%) interest rate and is convertible into shares of the Company’s common stock (the “Common Stock”) at a conversion price of $0.90 per share (the “Conversion Shares”), subject to certain adjustments, and matures on May 15, 2020. The Convertible Note contains customary default provisions related to the payment of principal and interest and bankruptcy and creditor assignment. In the event of default, penalties, as provided in the Convertible Note, shall be added to the outstanding balance of the Convertible Note.

In connection with the issuance of the Convertible Note, the Company issued the Warrant to the Purchaser to purchase 25,000 shares of Common Stock pursuant to the terms and provisions thereunder. The Warrant is exercisable at any time within five (5) years of issuance and entitles the Purchaser to purchase 25,000 shares of the Common Stock at an exercise price of $1.00.

The foregoing descriptions of the Purchase Agreement, Convertible Note and Warrant (collectively, the “Transaction Documents”) do not purport to be complete and are qualified in their entirety by reference to the complete texts of the form documents attached as exhibits hereto.

Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Purchaser is an accredited investor (as that term is defined in Regulation D of the Securities Act), and in issuing the above securities to the Purchaser, we relied on the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) thereunder because the securities were issued in transactions not involving a public offering.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Form of Convertible Promissory Note
10.1	Form of Securities Purchase Agreement
10.2	Form of Common Stock Purchase Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX TCS, INC.

Date: August 19, 2019	/s/ Scott Ogur
Scott Ogur
Chief Financial Officer

2